As filed with the Securities and Exchange Commission on January 19, 2000
                                              Registration Statement No. 333-
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ---------------

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                                ---------------

                             PINNACLE HOLDINGS INC.
      (Exact name of registrant as specified in its governing instruments)
                                ---------------

                       1549 Ringling Boulevard, 3rd Floor
                            Sarasota, Florida 34236
                                 (941) 364-8886

  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
                                ---------------

                                   Steven Day
             Vice President, Chief Financial Officer and Secretary
                             Pinnacle Holdings Inc.
                       1549 Ringling Boulevard, 3rd Floor
                            Sarasota, Florida 34236
                                 (941) 364-8886
 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                                ---------------

                          Copies of communications to:

       CHESTER E. BACHELLER, ESQ.              WILLIAM M. HARTNETT, ESQ.
          Holland & Knight LLP                  Cahill Gordon & Reindel
   400 North Ashley Drive, Suite 2300                80 Pine Street
          Tampa, Florida 33602                  New York, New York 10005
             (813) 227-8500                          (212) 701-3000
                                ---------------
   Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

                                ---------------
  If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]
  If any of the securities on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [_]
  If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] Registration No. 333-94049
  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier registration statement for the same offering.
  If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. [_]
                                ---------------
                        CALCULATION OF REGISTRATION FEE

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
                                                                  Proposed
                                                    Proposed       Maximum
                                      Amount        Maximum       Aggregate    Amount of
     Title of Each Class of            to be     Offering Price   Offering    Registration
   Securities to be Registered     Registered(1)  per Share(2)   Price(2)(3)      Fee
------------------------------------------------------------------------------------------
Common Stock, par value $.001
 per share......................    1,150,000        $40.3672    $46,422,280    $12,256
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
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(1) Includes 150,000 shares of Common Stock subject to a 30-day over-allotment option granted to the Underwriters.
(2) Calculated based upon the average of high and low prices reported on the NASDAQ National Market on January 12, 2000, in accordance with Rule 457(c) under the Securities Act of 1933, as amended.
(3) Estimated solely for purpose of calculating the registration fee pursuant to Rule 457(a) under the Securities Act of 1933, as amended, and includes shares that may be purchased by the Underwriters pursuant to the over-allotment option.

                                ---------------

   The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

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

                               EXPLANATORY NOTE

     The contents of the Registration Statement on Form S-3 (Registration No. 333-94049) filed by Pinnacle Holdings Inc. for the registration of up to 9,200,000 shares of its Common Stock, $.001 par value, and declared effective on January 18, 2000, are incorporated by reference in this Registration Statement.


                               LIST OF EXHIBITS




EXHIBIT NO.                                DESCRIPTION
-----------     ----------------------------------------------------------------

   5.1      --  Opinion of Holland & Knight LLP
   8.1      --  Tax Opinion of Holland & Knight LLP
  23.1      --  Consent of Holland & Knight LLP (included in Exhibit 5.1)
  23.2      --  Consent of PricewaterhouseCoopers LLP, independent public accountants
  23.3      --  Consent of Arthur Andersen, LLP, independent public accountants
  23.4      --  Consent of Ernst & Young, independent public accountants
  23.5      --  Consent of KPMG LLP, independent public accountants
  24.1      --  Powers of Attorney (incorporated herein by reference to
                Registration Statement No. 333-94049)

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, PINNACLE HOLDINGS INC., a Delaware corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sarasota, State of Florida, on January 19, 2000.

                                       Pinnacle Holdings Inc.

                                       By:          /s/ Steven Day
                                          ------------------------------------
                                                        Steven Day
                                       Vice President, Chief Financial Officer,
                                                  Secretary and Director

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on January 19, 2000.



        Signatures                      Title                         Date
        ----------                      -----                         ----
           *                   Chief Executive Officer,          January 19, 2000
-----------------------
      ROBERT WOLSEY            President, Chief Operating
                               Officer and Director

     /s/ Steven Day            Vice President, Chief Financial   January 19, 2000
-----------------------
        Steven Day             Officer, Secretary and Director

           *                   Director                          January 19, 2000
-----------------------
     G. Peter O'Brien


           *                   Director                          January 19, 2000
-----------------------
      Andrew Banks

           *                   Director                          January 19, 2000
-----------------------
      Peni Garber

           *                   Director                          January 19, 2000
-----------------------
      Peggy Koenig

           *                   Director                          January 19, 2000
-----------------------
     Royce Yudkoff

*By:  /s/ Steven Day
    --------------------
         Steven Day
      Attorney-in-Fact

                               INDEX TO EXHIBITS

 Exhibit No. Description
 ----------- -----------
 5.1         Opinion of Holland & Knight LLP

 8.1         Tax Opinion of Holland & Knight LLP

 23.1        Consent of Holland & Knight LLP (contained in Exhibit 5.1)

 23.2 Consent of PricewaterhouseCoopers LLP, independent certified public accountants

 23.3        Consent of Arthur Andersen LLP, independent public accountants

 23.4        Consent of Ernst & Young LLP, independent public accountants

 23.5        Consent of KPMG LLP, independent public accountants

 24.1 Powers of Attorney (Incorporated herein by reference to Registration Statement No. 333-94049)
